UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2007

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 15, 2007, P. H. Glatfelter (the "Company") reported its results of operations for the three months and twelve months ended December 31, 2006. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

In addition, as stated in its earnings press release, the Company held a teleconference call on February 15, 2007, during which members of management discussed the Company's financial performance for the fourth quarter of 2006 and other matters relating to its business. A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

A copy of the press release dated February 15, 2007, to report results of operations for the three months and twelve months ended December 31, 2006, is furnished herewith as Exhibit 99.1.

In addition, a copy of the transcript from the Company's teleconference held on February 15, 2007, to discuss its results of operations is furnished herewith as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

February 20, 2007	By:	David C. Elder

Name: David C. Elder
Title: Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company to report its results of operations three months and twelve months ended December 31, 2006
99.1	Transcript of conference call held February 15, 2007 to discuss results of operations for the three months ened December 31, 2006